MILESTONE PAYMENT ADDENDUM

THIS AGREEMENT made as of the 7th day of April, 2017.

BETWEEN:

FORTEM RESOURCES INC., a Nevada corporation (hereinafter referred to as “Fortem”)

- and –

GRASSY BUTTE ENERGY, LTD., a body corporate formed pursuant to the laws of the Province of Alberta and having an office in the City of Calgary, in the Province of Alberta (hereinafter referred to as “Grassy Butte”)

- and -

GRASSY BUTTE, LLC, a limited liability company formed pursuant to the laws of the State of Idaho (hereinafter referred to as “GB LLC”)

WHEREAS pursuant to a Petroleum, Natural Gas and General Rights Conveyance of even date (the “Conveyance”) between Colony Energy, LLC (“Colony”) , Grassy Butte and GB LLC, Grassy Butte became entitled to receive the Milestone Payments (as that term is defined in the Conveyance) from Colony;

AND WHEREAS pursuant to various Membership Interest Purchase Agreements of even date, Fortem has acquired all of the membership interests in and to Colony;

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Notwithstanding the terms and conditions of section 4 of the Conveyance, if Colony fails to make timely payment of any Milestone Payment and does not remedy such failure within 30 days’ after receipt of written notice from Grassy Butte, Grassy Butte may elect upon written notice to Colony to:

(a)

have Colony re-convey the Assets (as that term is defined in the Conveyance) to Grassy Butte (the “Reconveyance”); or

(b)

subject to the availability of a registration exemption, receive 250,000 common shares in the capital of Fortem (the “Additional Fortem Shares”).

Grassy Butte may only elect one of the Recoveyance or the receipt of the Additional Fortem Shares.

2.

If Grassy Butte elects to receive the Additional Fortem Shares:

(a)

It must provide written notice of its election to Colony and to Fortem, which notice shall include completed investor questionnaires in the form attached to this Agreement as Exhibit “A” and Exhibit “B” showing that, on the date of the notice, both Grassy Butte and GB LLC qualify as “accredited investors” under applicable U.S. federal and Canadian securities law and regulation;

(b)

it hereby designates GB LLC to be the recipient of the Additional Fortem Shares and Fortem shall forthwith issue such Additional Fortem Shares to GB LLC;

(c)

the Additional Fortem Shares will be issued in full and final satisfaction of any obligations to make further Milestone Payment and Grassy Butte and GB LLC will be deemed to have released Fortem and Colony from:

(i)

any further obligations pursuant to section 4 of the Conveyance or otherwise in respect of any Milestone Payments;

(ii)

any claims which either Grassy Butte or GB LLC may have against either Colony or Fortem pursuant to section 4 of the Conveyance or otherwise relating to the Conveyance or the Milestone Payments.

3.

If Grassy Butte elects to receive the Reconveyance:

(a)

Colony and Grassy Butte shall forthwith execute a quitclaim agreement which shall convey the Assets to Grassy Butte on an “as is, where is” basis without any representations or warranties or further consideration; and

(b)

the Reconveyance will be executed and delivered in full and final satisfaction of any obligations to make further Milestone Payment and Grassy Butte and GB LLC will be deemed to have released Fortem and Colony from:

(i)

any further obligations pursuant to section 4 of the Conveyance or otherwise in respect of any Milestone Payments;

(ii)

any claims which either Grassy Butte or GB LLC may have against either Colony or Fortem pursuant to section 4 of the Conveyance or otherwise relating to the Conveyance or the Milestone Payments.

4.

No amendments shall be made to this addendum unless in writing, executed by the parties.  This addendum supersedes all other agreements, documents, writings and verbal understandings among the parties relating to the subject matter hereof and expresses the entire agreement of the parties with respect to the subject matter hereof.

5.

This addendum shall, in all respects, be subject to, interpreted, construed and enforced in accordance with and under the laws of the Province of Alberta and applicable laws of Canada and shall, in all respects, be treated as a contract made in the Province of Alberta.  The parties irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Alberta and courts of appeal therefrom in respect of all matters arising out of or in connection with this agreement.

6.

This addendum shall be binding upon and shall enure to the benefit of the Parties and their respective administrators, trustees, receivers, successors and assigns.

7.

Time shall be of the essence in this addendum.

8.

This addendum may be executed in counterpart, no one copy of which need be executed by each party.  A valid and binding contract shall arise if and when counterpart execution pages are executed and delivered by each party.  A counterpart may be a facsimile or a portable document format copy which shall be deemed as an original and enforceable in all respects.

(The remainder of this page has been left intentionally blank; signature page follows.)

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IN WITNESS WHEREOF the Parties have executed and delivered this addendum as of the date first above written.

GRASSY BUTTE ENERGY, LTD.	FORTEM RESOURCES INC.
Per: /s/ Joel W. Young	Per: /s/ Michael Caetano

GRASSY BUTTE, LLC
Per: /s/ Joel W. Young

This is the counterpart execution page to a Milestone Payment Addendum dated April 7, 2017 between Fortem Resources Inc., Grassy Butte Energy, Ltd. and Grassy Butte, LLC.

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Exhibit A

CANADIAN INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK,
NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:	Fortem Resources Inc. (the “Issuer”)
RE:	Acquisition of Common Shares (the “Shares”) of the Issuer

In connection with the acquisition by Grassy Butte Energy, Ltd. and Grassy Butte LLC of the common shares of the Issuer (“Shares”), ______________________ (“Purchaser”) hereby represents, warrants and certifies to the Issuer that it:

(i)

is acquiring the Shares as principal; and

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador		☐ Yukon
☐ Northwest Territories
☐ United States: _________________________ (List State of Residence)

or

(B)

☐ is resident in a country other than Canada or the United States.

In connection with the acquisition of the Shares, the Purchaser hereby represents, warrants, covenants and certifies that it meets one or more of the following criteria:

I. PURCHASER ACQUIRING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

the Purchaser is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada,

_______ the Purchaser is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S)) (see certain guidance with respect to accredited investors that starts on page 9, below)

☐	(i)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
☐	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (ix),
☐	(iii)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(iv)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000,
☐	(v)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
☐	(vi)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(vii)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
☐	(viii)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (viii),

☐	(ix)

an investment fund that distributes or has distributed its securities only to

(i)

a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(x)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(xi)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(xii)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(xiii)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(xiv)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (i) in form and function,
☐	(xv)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors, and

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)

a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)

a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Net Assets

For the purposes of Section (a) above, “net assets” means all of the Purchaser’s total assets minus all of the Purchaser’s total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

The Purchaser agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the acquisition of the Shares.

The Purchaser acknowledges that the foregoing representations and warranties are made by the Purchaser with the intent that they be relied upon in determining the suitability of the Purchaser to acquire the Shares and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the acquisition of the Shares.

The Purchaser undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Purchaser set forth in the Milestone Payment Agreement to which this Questionnaire is attached or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Purchaser authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of _______ day of __________________, 20____.

By:

      Signature of Authorized Signatory of Purchaser

Print Name and Title of Authorized Signatory of Purchaser

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Exhibit B

TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Membership Interest Purchase Agreement between the undersigned (the “Purchaser”) and Fortem Resources Inc. (the “Issuer”) to which this  is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person acquiring the Shares on behalf of any U.S. Person, (c) any person that receives or received an offer of the Shares while in the United States, or (d) any person that is in the United States at the time the Purchaser’s buy order was made or this Agreement was executed or delivered.

The Purchaser understands and agrees that none of the Shares have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Shares are being offered and sold to the Purchaser in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Shares are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Shares offered hereby are not transferable except in accordance with the restrictions described herein.

The Purchaser represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.

it is not resident in Canada;

2.

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment;

3.

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the sale of the Shares and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

4.

it is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

5.

it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.

if the Purchaser is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Shares,

___________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.

if the Purchaser is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,

___________

a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
___________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.

it has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.

if the Purchaser decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares, directly or indirectly, unless:

(a)

the sale is to the Issuer,

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)

the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)

it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.

it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares, and all securities issued in exchange therefor or in substitution thereof, will bear, in addition such legends as are required by applicable securities laws.

11.

it understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Shares. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser’s acquisition or disposition of the Shares. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

12.

it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Membership Interest Purchase Agreement;

13.

it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Shares were offered or the Membership Interest Purchase Agreement was executed; and

14.

it understands that the Issuer has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder).

The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the closing time of the acquisition of the Shares.

Dated _____________________, 20____.

X
Signature of Authorized Signatory

Name of Purchaser (please print)

Name of Authorized Signatory (please print)

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